EXHIBIT 10.5.13

EXECUTION

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

REAFFIRMATION AGREEMENT, dated as of November 7, 2012 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) the Grantors listed on Schedule A hereto (the “Security Reaffirming Parties”) and the Grantors listed on Schedule C hereto (together with the Security Reaffirming Parties, the “Reaffirming Parties”), (c) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (d) The Bank of New York Mellon, as trustee under the September 2012 Senior Secured Notes Indenture (as defined below) (in such capacity, the “September 2012 Trustee”), (e) The Bank of New York Mellon, as trustee under the August 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “August 2011 Trustee”), (f) The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “February 2011 Trustee”), (g) The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “October 2010 Trustee”), (h) The Bank of New York Mellon, as trustee under the November 2009 Senior Secured Notes Indenture (as defined below) (in such capacity, the “November 2009 Trustee”) and (i) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).

A. The Administrative Agent, the November 2009 Trustee, the Collateral Agents and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement (as defined below), as applicable.

B. Pursuant to the Amendment No. 7 and Incremental Term Loan Assumption Agreement dated as of September 28, 2012 (“Amendment No. 7”), relating to the Third Amended and Restated Credit Agreement dated as of September 28, 2012, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (the “Credit Agreement”), certain Borrowers have, on the date thereof, borrowed the Term Loans.

C. Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc. (collectively, the “Issuers”) (as successors to the issuers under the November 2009 Senior Secured Notes Indenture), the Collateral Agents, the November 2009 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of November 5, 2009 (as amended or supplemented prior to the date hereof, the “November 2009 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities.

D. The Issuers (as successors to the Escrow Issuers (as defined in the October 2010 Senior Secured Notes Indenture)), the Collateral Agents, the October 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (as amended or supplemented prior to the date hereof, the “October 2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On November 16, 2010, in connection with such issuance, the October 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

E. The Issuers, the Collateral Agents, the February 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (as amended or supplemented prior to the date hereof, the “February 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On February 1, 2011, in connection with such issuance, the February 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

F. The Issuers (as successors to the Escrow Issuers (as defined in the August 2011 Senior Secured Notes Indenture)), the Collateral Agents, the August 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of August 9, 2011 (as amended or supplemented prior to the date hereof, the “August 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 8, 2011, in connection with such issuance, the August 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

G. The Issuers, the Collateral Agents, the September 2012 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of September 28, 2012 (the “September 2012 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities (the “September 2012 Senior Secured Notes”). On September 28, 2012, in connection with such issuance, the September 2012 Trustee has become a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

H. Certain of the Security Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below).

I. Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the funding of the Term Loans, the issuance of the September 2012 Senior Secured Notes and the consummation of the transactions contemplated thereby.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation. (a) Each Security Reaffirming Party (i) agrees that, notwithstanding the borrowing of the Term Loans and the issuance of the September 2012 Senior Secured Notes, each of the Security Documents (as each may have been amended, modified and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to (A) the Term Loans, which are, as of September 28, 2012, considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) the “Secured Obligations” as defined in the September 2012 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).

(b) Each Reaffirming Party hereby (i) ratifies and affirms Amendment No. 7 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 7 and the amendment and restatement of the Credit Agreement, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including the Term Loans.

(c) Each of the Security Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the Term Loans and the “Secured Obligations” as defined in the September 2012 Senior Secured Notes Indenture constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B (subject to certain exceptions in respect of the documentation listed in Schedule B that is governed by the laws of Quebec and Germany).

(d) Each of the Security Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Security Reaffirming Party created under the First Lien Intercreditor Agreement or under any Guarantor Joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations following the funding of the Term Loans, the issuance of the September 2012 Senior Secured Notes and the Secured Notes Designation.

(e) With respect to this Section 1.01, SIG Combibloc (Schweiz) AG (which, as opposed to the other Security Reaffirming Parties organized under the laws of Switzerland, is not a party to any of the Reaffirmed Security Documents) consents and agrees solely to Sections 1.01(a)(iii) (as it relates to the First Lien Intercreditor Agreement), 1.01(b) and 1.01(d) herein.

SECTION 1.02. Amendments to Quebec Deeds of Hypothec. Pactiv Canada Inc. (“Pactiv Canada”), Evergreen Packaging Canada Limited (“Evergreen Canada”) and The Bank of New York Mellon, in its capacity as fondé de pouvoir under the Deeds of Hypothec mentioned hereinafter, agree that the definition of “Agreed Security Principles” in the Deeds of Hypothec executed respectively by Reynolds Food Packaging Canada Limited (a predecessor of Pactiv Canada) and by Evergreen Canada on November 16, 2010, shall be supplemented and be deemed to also have the meaning given to such term in any “Additional Agreement” under the First Lien Intercreditor Agreement, the parties acknowledging that to the extent of any inconsistency, the meaning in the Credit Agreement shall prevail.

ARTICLE II

Representations and Warranties

SECTION 2.01. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.

SECTION 2.02. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.

SECTION 2.03. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such

Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.

SECTION 2.04. Grantors. Holdings hereby represents and warrants as of the date hereof that each Reaffirming Party and the Grantors listed on Schedule D (which are not signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.

Wilmington Trust (London) Limited

Third Floor

1 King’s Arms Yard

London EC2R 7AF

Facsimile: +44 (0)20 7397 3601

Attention: Elaine Lockhart/Paul Barton

SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.

SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee, the October 2010 Trustee and the November 2009 Trustee, shall have been received by each of the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee, the October 2010 Trustee and the November 2009 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a written agreement signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.

SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT FOR SECTION 1.02, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF QUEBEC AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austrian Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.

SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.

SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.

SECTION 3.09. Language. The parties hereto confirm that they have expressly requested that this Agreement and all related documents be drafted in English. Les parties aux présentes confirment avoir expressément demandé que la présente convention et tous les documents s’y rapportant soient rédigés en anglais.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Signed, sealed and delivered by CINDI LEFARI as attorney for WHAKATANE MILL AUSTRALIA PTY LIMITED (ACN 143793659) by the party’s attorney pursuant to power of attorney dated 3 September 2012 who states that no notice of revocation of the power of attorney has been received in the presence of:	) ) ) ) ) ) )

/s/ Karen Mower		/s/ Cindi Lefari
Witness		Attorney

Karen Mower		Cindi Lefari
Name of Witness		Name of Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Austria

SIG AUSTRIA HOLDING GMBH

By:
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC GMBH & CO. KG

REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Brazil

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.

By
/s/ Sergio Henrique Nascimento
	Name:	Sergio Henrique Nascimento
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.

By
/s/ Felix Colas Morea
	Name:	Felix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.

By
/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	General Director

By
/s/ Rodgrigo D. Salamão
	Name:	Rodgrigo D. Salamão
	Title:	Director of Finance

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

British Virgin Islands

CSI LATIN AMERICAN HOLDINGS CORPORATION

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Canada

EVERGREEN PACKAGING CANADA LIMITED

By
/s/ Thomas J. Degnan
	Name:	Thomas J. Degnan
	Title:	Authorized Signatory

By
/s/ Allen P. Hugli
	Name:	Allen P. Hugli
	Title:	Authorized Signatory

PACTIV CANADA INC.

By
/s/ Thomas J. Degnan
	Name:	Thomas J. Degnan
	Title:	Authorized Signatory

By
/s/ Allen P. Hugli
	Name:	Allen P. Hugli
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Costa Rica

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney-in-Fact

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Germany

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Germany

SIG BEVERAGES GERMANY GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Germany

SIG EURO HOLDING AG & CO. KGAA

towards all parties to this Agreement other than SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG), acting through its general partner (Komplementär) SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG)

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

towards SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG), acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
	Name:	Rolf Stangl
	Title:	Chairman of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Germany

SIG BETEILIGUNGS GMBH

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Channel Islands

SIG ASSET HOLDINGS LTD.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Hong Kong

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

SIG COMBIBLOC LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Hungary

CSI HUNGARY KFT.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Japan

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of USD 20,000

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorised Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorised Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Mexico

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Mexico

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Mexico

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

EVERGREEN PACKAGING INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

REYNOLDS PACKAGING INTERNATIONAL B.V.

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
Its authorised representative: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

New Zealand

REYNOLDS GROUP HOLDINGS LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

and witnessed by

/s/ Jennie Blizard
Name:	Jennie Blizzard
Address:	Sydney, Australia
Occupation:	Lawyer

WHAKATANE MILL LIMITED

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorized Signatory

and witnessed by

/s/ Jennie Blizard
Name:	Jennie Blizzard
Address:	Sydney, Australia
Occupation:	Lawyer

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Switzerland

SIG ALLCAP AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC GROUP AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Switzerland

SIG TECHNOLOGY AG

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

Thailand

SIG COMBIBLOC LTD.

By
/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

United Kingdom

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

IVEX HOLDINGS, LTD.

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

KAMA EUROPE LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

OMNI-PAC U.K. LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

United Kingdom

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

SIG COMBIBLOC LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

THE BALDWIN GROUP LIMITED

By
/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

United States

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

CSI MEXICO LLC

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

GRAHAM PACKAGING ACQUISITION CORP.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING COMPANY, L.P.

By:	GPC OPCO GP L.L.C., its general partner

By
/s/ Joseph B. Hanks
		Name:	Joseph B. Hanks
		Title:	Vice President and Secretary

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

PACTIV INTERNATIONAL HOLDINGS INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV LLC

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[SIGNATURE PAGE TO THE SEPTEMBER 2012 REAFFIRMATION AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
/s/ James Moran
	Name:	James Moran
	Title:	Managing Director

by
/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Associate

STATE OF NEW YORK

COUNTY OF New York

On the 5 day of November in the year 2012 before me, the undersigned, personally appeared James Moran, Managing Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Majorie E. Bull
Name: Marjorie E. Bull
Notary Public, State of New York
No. 01BU6055282
Qualified in New York County
Commission Expires February 20, 2015

Sworn to before me this 5 day of November, 2012

Notary Public

Printed Name: Marjorie E. Bull

My Commission Expires: 02/20/2015

STATE OF NEW YORK

COUNTY OF New York

On the 5 day of November in the year 2012 before me, the undersigned, personally appeared Tyler R. Smith, Associate, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Majorie E. Bull
Name: Marjorie E. Bull
Notary Public, State of New York
No. 01BU6055282
Qualified in New York County
Commission Expires February 20, 2015

Sworn to before me this 5 day of November, 2012

Notary Public

Printed Name: Marjorie E. Bull

My Commission Expires: 02/20/2015

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent,

by
/s/ Orla Forrester
	Name:	Orla Forrester
	Title:	Vice President

THE BANK OF NEW YORK MELLON, in its capacity as September 2012 Trustee, August 2011 Trustee, February 2011 Trustee, October 2010 Trustee and November 2009 Trustee,

By:
/s/ Orla Forrester
		Name:	Orla Forrester
		Title:	Vice President

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent,

by
/s/ Elaine Lockhart
	Name:	Elaine Lockhart
	Title:	Director

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

SCHEDULE A

TO REAFFIRMATION AGREEMENT

List of the Security Reaffirming Parties

JURISDICTION	ENTITY
AUSTRIA	SIG Austria Holding GmbH SIG Combibloc GmbH SIG Combibloc GmbH & Co. KG

BRAZIL	Closure Systems International (Brazil) Sistemas de Vedação Ltda. SIG Beverages Brasil Ltda SIG Combibloc do Brasil Ltda

BRITISH VIRGIN ISLANDS	CSI Latin American Holdings Corporation

CANADA	Evergreen Packaging Canada Limited Pactiv Canada Inc.

GERMANY

Closure Systems International Deutschland GmbH

Closure Systems International Holdings (Germany) GmbH

Omni-Pac Ekco GmbH Verpackungsmittel

Omni-Pac GmbH Verpackungsmittel

Pactiv Deutschland Holdinggesellschaft mbH

SIG Beverages Germany GmbH

SIG Combibloc GmbH

SIG Combibloc Holding GmbH

SIG Combibloc Systems GmbH

SIG Combibloc Zerspanungstechnik GmbH

SIG Euro Holding AG & Co. KGaA

SIG Information Technology GmbH

SIG International Services GmbH

SIG Beteiligungs GmbH (formerly SIG Vietnam Beteiligungs GmbH)

GUERNSEY	SIG Asset Holdings Limited

HONG KONG	Closure Systems International (Hong Kong) Limited SIG Combibloc Limited

HUNGARY	CSI Hungary Kft.

LUXEMBOURG	Evergreen Packaging (Luxembourg) S.à r.l. Beverage Packaging Holdings (Luxembourg) III S.à r.l. Beverage Packaging Holdings (Luxembourg) IV S.à r.l.

MEXICO

Bienes Industriales del Norte, S.A. de C.V.

CSI en Ensenada, S. de R.L. de C.V.

CSI en Saltillo, S. de R.L. de C.V.

CSI Tecniservicio, S. de R.L. de C.V.

Evergreen Packaging Mexico, S. de R.L. de C.V.

Grupo CSI de Mexico, S. de R.L. de C.V.

JURISDICTION	ENTITY

Reynolds Metals Company de Mexico, S. de R.L. de C.V.

Tecnicos de Tapas Innovativas, S.A. de C.V.

Pactiv Foodservice México, S. de R.L. de C.V.

Grupo Corporativo Jaguar, S.A. de C.V.

Servicios Industriales Jaguar, S.A. de C.V.

Servicio Terrestre Jaguar, S.A. de C.V.

Pactiv Mexico, S. de R.L. de C.V.

THE NETHERLANDS	Closure Systems International B.V. Evergreen Packaging International B.V. Reynolds Consumer Products International B.V. Reynolds Packaging International B.V.

NEW ZEALAND	Whakatane Mill Limited

SWITZERLAND	SIG allCap AG SIG Combibloc Group AG SIG Combibloc Procurement AG SIG Combibloc (Schweiz) AG SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG) SIG Technology AG

THAILAND	SIG Combibloc Ltd.

UNITED KINGDOM

Closure Systems International (UK) Limited

IVEX Holdings, Ltd.

J. & W. Baldwin (Holdings) Limited

Kama Europe Limited

Omni-Pac U.K. Limited

Reynolds Consumer Products (UK) Limited

Reynolds Subco (UK) Limited (formerly BACO Consumer Products Limited)

SIG Combibloc Limited

The Baldwin Group Limited

UNITED STATES

Closure Systems International Holdings Inc.

Closure Systems Mexico Holdings LLC

CSI Mexico LLC

Graham Packaging Acquisition Corp.

Graham Packaging Company, L.P.

Pactiv International Holdings Inc.

Pactiv LLC (formerly Pactiv Corporation)

SCHEDULE B

TO THE REAFFIRMATION AGREEMENT

Part I

List of the Reaffirmed Security Documents

Collateral Agent: The Bank of New York Mellon

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
BRAZIL

Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Accounts Pledge Agreement between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Pledge Agreement over Inventory, Equipment and other Assets between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Quota Pledge Agreement between The Bank of New York Mellon, Closure Systems International B.V., Closure Systems International Holdings, Inc. and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Accounts Pledge Agreement between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010.

Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010.

Quota Pledge Agreement between The Bank of New York Mellon, SIG Euro Holding AG & Co. KGaA, SIG Beverages Germany GmbH and SIG Beverages Brasil Ltda. dated as of March 30, 2010.

Quota Pledge Agreement between The Bank of New York Mellon, SIG Austria Holding GmbH and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010.

“Secured Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
BRITISH VIRGIN ISLANDS

Debenture dated December 2, 2009 granted by CSI Latin American Holdings Corporation.

Share charge dated December 2, 2009 granted by Closure Systems International B.V. over shares in CSI Latin American Holdings Corporation.

“Secured Liabilities”

CANADA

Canadian General Security Agreement dated as of December 2, 2009 granted by Closure Systems International (Canada) Limited (a predecessor of Pactiv Canada Inc.) to The Bank of New York Mellon, as collateral agent.

Canadian General Security Agreement dated as of May 4, 2010 granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of May 4, 2010 granted by Evergreen Packaging International B.V. in favour of The Bank of New York Mellon in respect of shares in Evergreen Packaging Canada Limited.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Canadian General Security Agreement dated as of September 1, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

“Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Canadian Pledge Agreement dated as of September 1, 2010 granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon, relating to shares in Pactiv Canada Inc., as amended by an amending agreement No. 1 dated April 28, 2011, an amending agreement No. 2 dated April 28, 2011, an amending agreement No. 3 dated July 1, 2011 and an amending agreement No. 4 dated January 1, 2012.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Canadian General Security Agreement dated as of November 16, 2010 granted by Pactiv Canada Inc. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of November 16, 2010 granted by Newspring Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of November 16, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon, relating to shares in Dopaco Canada, Inc. as amended by Amending Agreement No. 1 dated April 28, 2011 and Amending Agreement No. 2 dated May 2, 2011 (each delivered by Reynolds Food Packaging Canada Inc., a predecessor of Pactiv Canada Inc.) and an amending agreement No. 3 dated July 1, 2011 and an amending agreement No. 4 dated January 1, 2012 (each delivered by Pactiv Canada Inc. as successor to Reynolds Food Packaging Canada Inc.).

Canadian General Security Agreement dated as of November 16, 2010 granted by 798795 Ontario Limited (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Conference Cup Ltd. in favour of The Bank of New York Mellon.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Canadian General Security Agreement dated as of May 2, 2011 granted by Dopaco Canada, Inc. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Garven Incorporated. in favour of The Bank of New York Mellon.

GERMANY

Notarial share pledge agreement dated November 5, 2009 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial share pledge agreement dated November 16, 2010 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH.

Notarial share pledge agreement dated September 8, 2011 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee relating to the shares in SIG Combibloc Holding GmbH.

Notarial share pledge agreement dated November 5, 2009 and entered into between

“Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial share pledge agreement dated November 16, 2010 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH.

Notarial share pledge agreement dated September 8, 2011 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc GmbH,

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH), as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH).

Notarial Share Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH).

Notarial Share Pledge Agreement dated September 8, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH).

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Zerspanungstechnik GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Zerspanungstechnik GmbH.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Notarial Share Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Zerspanungstechnik GmbH.

Notarial Share Pledge Agreement dated September 8, 2011 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Zerspanungstechnik GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in Closure Systems International Holdings (Germany) GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent relating to the shares in Closure Systems International Holdings (Germany) GmbH.

Notarial Share Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent relating to the shares in Closure Systems International Holdings (Germany) GmbH.

Notarial Share Pledge Agreement dated September 8, 2011 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent and pledge relating to the shares in Closure Systems International Holdings (Germany) GmbH.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in Closure Systems International Deutschland GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Closure Systems International Deutschland GmbH.

Notarial Share Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Closure Systems International Deutschland GmbH.

Notarial Share Pledge Agreement dated September 8, 2011 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Closure Systems International Deutschland GmbH.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Combibloc

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Account Pledge Agreement dated March 2, 2011 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Account Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Systems International Deutschland GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 5, 2009, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated February 1, 2011, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated February 9, 2011, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Account Pledge Agreement dated March 2, 2011, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Account Pledge Agreement dated September 8, 2011, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Global Assignment Agreement dated November 5, 2009 and entered into between as SIG Euro Holding AG & Co. KGaA assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Beverages Germany GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH) as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG International Services GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Information Technology GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Closure Systems International Holdings (Germany) GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Security Transfer Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

IP Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

IP Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

Security Purpose Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH and Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as chargors and The Bank of New York Mellon as Collateral Agent relating to certain land charges, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

IP Assignment Agreement dated December 2, 2009, and entered into between SIG Technology AG as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, March 2, 2011 and September 8, 2011.

IP Assignment Agreement dated December 2, 2009, and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, February 1, 2011, February 9, 2011 and September 8, 2011.

Account Pledge Agreement dated December 2, 2009, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Account Pledge Agreement dated March 2, 2011, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Account Pledge Agreement dated September 8, 2011, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Partnership Interest Pledge Agreement dated January 29, 2010, and entered into between SIG Reinag AG (now SIG Schweizerische Industrie-Gesellschaft AG) as pledgor and The

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the general partnership interest in SIG Euro Holding AG & Co. KGaA, as amended by a confirmation and amendment agreement dated May 4, 2010.

Non-notarized Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee relating to the shares in SIG Euro Holding AG & Co. KGaA, as amended by a confirmation and amendment agreement dated 4 May 2010.

Junior Share and Partnership Interest Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Group AG and SIG Reinag AG (now SIG Schweizerische Industrie-Gesellschaft AG) as pledgors, and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the shares and general partnership interest, respectively, held in SIG Euro Holding AG & Co. KGaA.

Junior Share and Partnership Interest Pledge Agreement dated March 2, 2011, and entered into between SIG Combibloc Group AG and SIG Reinag AG (now SIG Schweizerische Industrie-Gesellschaft AG) as pledgors, and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the shares and general partnership interest, respectively, held in SIG Euro Holding AG & Co. KGaA.

Junior Share and Partnership Interest Pledge Agreement dated September 8, 2011, and entered into between SIG Combibloc Group AG and SIG Reinag AG (now SIG Schweizerische Industrie-Gesellschaft AG) as pledgors, and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the shares and general partnership interest, respectively, held in SIG Euro Holding AG & Co. KGaA.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Notarial share pledge agreement dated March 2, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH).

Notarial share pledge agreement dated September 8, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH).

Notarial share pledge agreement dated March 2, 2011 and entered into between Pactiv Corporation (now Pactiv LLC) and Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) as pledgors and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Deutschland Holdinggesellschaft mbH.

Notarial share pledge agreement dated September 8, 2011 and entered into between Pactiv Corporation (now Pactiv LLC) and Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) as pledgors and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Deutschland Holdinggesellschaft mbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel.

Notarial share pledge agreement dated September 8, 2011 and entered into between

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel.

Account Pledge Agreement dated March 2, 2011 and entered into between Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Omni-Pac Ekco GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Omni-Pac Ekco GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Omni-Pac

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Omni-Pac GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Share pledge agreement dated March 4, 2010 over the shares in SIG Euro Holding AG & Co. KGaA granted by SIG Austria Holding GmbH in favour of The Bank of New York Mellon, as amended by a confirmation and amendment agreement dated August 27, 2010.

Share pledge agreement dated January 14, 2011 over the shares in SIG Euro Holding AG & Co. KGaA granted by SIG Austria Holding GmbH in favour of The Bank of New York Mellon.

Share pledge agreement dated June 7, 2011 over the shares in SIG Euro Holding AG & Co. KGaA granted by SIG Austria Holding GmbH in favour of The Bank of New York Mellon.

Share pledge agreement dated October 14, 2011 over the shares in SIG Euro Holding AG & Co. KGaA granted by SIG Austria Holding GmbH in favour of The Bank of New York Mellon.

JAPAN

Blanket Security Over Shares Agreement, dated as of December 2, 2009, among The Bank of New York Mellon, as Collateral Agent, the Secured Parties (as defined therein) and Closure Systems International B.V.

Blanket Security Over Shares Agreement, dated as of June 1, 2012, among The Bank of New York Mellon, as Collateral Agent, the Secured Parties (as defined therein) and Graham Packaging Acquisition Corp. as Pledgor in respect of 65% of the shares of Graham Packaging Japan Godo Kaisha.

“Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
LUXEMBOURG

Pledge Over Shares Agreement dated May 4, 2010 between SIG Combibloc Holding GmbH and The Bank of New York Mellon in respect of shares in Evergreen Packaging (Luxembourg) S.à r.l.

Pledge Over Bank Accounts dated May 4, 2010 between Evergreen Packaging (Luxembourg) S.à r.l and The Bank of New York Mellon.

Pledge Over Shares Agreement dated March 20, 2012 between Beverage Packaging Holdings (Luxembourg) IV S.à r.l. and The Bank of New York Mellon in respect of shares in Beverage Packaging Factoring (Luxembourg) S.à r.l.

Pledge Over Bank Accounts dated March 20, 2012 between Beverage Packaging Holdings (Luxembourg) IV S.à r.l. and The Bank of New York Mellon.

“Secured Obligations”

MEXICO

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Bienes Industriales del Norte, S.A. de C.V., and Técnicos de Tapas Innovativas, S.A. de C.V. as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., Closure Systems International B.V., CSI Mexico LLC, CSI en Saltillo, S. de R.L. de C.V., and Closure Systems Mexico Holdings LLC, as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the

“Obligaciones Garantizadas”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

acknowledgment of Bienes Industriales del Norte, S.A. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., CSI Tecniservicio, S. de R.L. de C.V., and CSI en Ensenada, S. de R.L. de C.V.

Irrevocable Security Trust Agreement with Reversion Rights number F/00737 (Contrato de Fideicomiso de Garantía con Derechos de Reversión No. F/00737), dated January 29, 2010 executed by and among CSI en Saltillo, S. de R.L. de C.V., as trustor, The Bank of New York Mellon, S.A., Institución de Banca Múltiple, as trustee, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as first place beneficiary.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated May 4, 2010, executed by and between Evergreen Packaging Mexico, S. de R.L. de C.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Partnership Interest Pledge Agreement (Contrato de Prenda sobre Parte Social) dated May 4, 2010, executed by and between Evergreen Packaging International B.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Evergreen Packaging Mexico, S. de R.L. de C.V.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated September 1, 2010, executed by Reynolds Metals Company de Mexico, S. de R.L. de C.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Partnership Interests Pledge Agreement (Contrato de Prenda sobre Partes Sociales) dated September 1, 2010, executed by and among Reynolds Packaging International B.V. and Closure Systems International B.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated April 19, 2011 executed by and among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., Central de Bolsas, S. de R.L. de C.V. (now Pactiv Foodservice México, S. de R.L. de C.V.), Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Pactiv Corporation (now Pactiv LLC) and Pactiv International Holdings Inc., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Pactiv México, S. de R.L. de C.V.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated April 19, 2011, executed by and among Central de Bolsas, S. de R.L. de C.V. (now Pactiv Foodservice México, S. de R.L. de C.V.), Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Grupo Corporativo Jaguar, S.A. de C.V. and Pactiv México, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

THE NETHERLANDS	Notarial Deed of Pledge of Registered Shares dated November 5, 2009 between Closure Systems International (Luxembourg) S.à r.l. as pledgor, the Pledgee and Closure Systems	“Secured Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

International B.V. as the Company, in respect of which all obligations of the pledgor have been assumed by Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Notarial deed of pledge of registered shares dated November 5, 2009 between Reynolds Consumer Products (Luxembourg) S.à r.l. as pledgor, the Pledgee and Reynolds Consumer Products International B.V. as the Company, in respect of which all obligations of the pledgor have been assumed by Closure Systems International B.V. following a contribution of the shares of Reynolds Consumer Products International B.V. to Closure Systems International B.V.

Disclosed Pledge of Bank Accounts dated November 5, 2009 between Closure Systems International B.V. and Reynolds Consumer Products International B.V. and the Pledgee (as defined therein).

Disclosed Pledge of Bank Accounts dated May 4, 2010 between Evergreen Packaging International B.V. and The Bank of New York Mellon.

Notarial Deed of Pledge of Registered Shares dated May 4, 2010 between Evergreen Packaging (Luxembourg) S.à.r.l and The Bank of New York Mellon in respect of shares in Evergreen Packaging International B.V.

Disclosed Pledge of Bank Accounts dated September 1, 2010 between Reynolds Packaging International B.V. and The Bank of New York Mellon.

Notarial Deed of Pledge of Registered Shares dated September 1, 2010 between Closure Systems International B.V. and The Bank of New York Mellon in respect of shares in Reynolds Packaging International B.V.

Deed of Pledge of Registered Shares dated June 1, 2012, between Graham Packaging

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
Acquisition Corp. and The Bank of New York Mellon in respect of 65% of the shares held in Graham Packaging Holdings B.V.

UNITED KINGDOM

Debenture granted by Reynolds Subco (UK) Limited (formerly, BACO Consumer Products Limited) dated December 17, 2009.

Security Over Shares Agreement over shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. dated December 2, 2009.

Debenture granted by Closure Systems International (UK) Limited dated December 2, 2009.

Security Over Shares Agreement over shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Consumer Products International B.V. dated December 2, 2009.

Debenture granted by Reynolds Consumer Products (UK) Limited dated December 2, 2009.

Debenture granted by SIG Combibloc Limited dated December 2, 2009.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Over Shares Agreement between SIG Combibloc Holding GmbH and The Bank of New York Mellon, in respect of the shares in SIG Combibloc Limited dated August 16, 2010.

“Secured Liabilities”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Debenture between Ivex Holdings, Ltd. and The Bank of New York Mellon dated September 1, 2010.

Debenture between Kama Europe Limited and The Bank of New York Mellon dated September 1, 2010.

Security Over Shares Agreement between Reynolds Packaging International B.V. and The Bank of New York Mellon, relating to shares in Ivex Holdings, Ltd dated September 1, 2010.

Debenture granted by Omni-Pac U.K. Limited dated November 16, 2010.

Debenture granted by The Baldwin Group Limited dated November 16, 2010.

Debenture granted by J. & W. Baldwin (Holdings) Limited dated November 16, 2010.

UNITED STATES	U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.	“Obligations”

SCHEDULE B

TO THE REAFFIRMATION AGREEMENT

Part II

List of the Reaffirmed Security Documents

Collateral Agent: Wilmington Trust

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
AUSTRALIA	Equitable Mortgage of Shares dated June 17, 2010 between Whakatane Mill Limited as mortgagor and Wilmington Trust (London) Limited as mortgagee relating to the shares in Whakatane Mill Australia Pty Limited.	“Secured Liabilities”

AUSTRIA

Share Pledge Agreement dated March 4, 2010 over the shares in SIG Austria Holding GmbH granted by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) in favour of the Collateral Agent.

Share Pledge Agreement dated March 4, 2010 over the shares in SIG Combibloc GmbH granted by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) in favour of the Collateral Agent.

Limited interest pledge agreement over the limited partnership interest in SIG Combibloc GmbH & Co KG granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

General interest pledge agreement over the general partnership interest in SIG Combibloc GmbH & Co KG granted by SIG Combibloc GmbH in favor of Wilmington Trust (London) Limited.

Account pledge agreement over the bank accounts located in Austria granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

Account pledge agreement dated March 4, 2010 over the bank accounts located in Austria granted by SIG Combibloc GmbH in favor of Wilmington Trust (London) Limited.

“Secured Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Account pledge agreement dated March 4, 2010 over the bank accounts located in Austria granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

Receivables pledge agreement over the receivables granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

Receivables pledge agreement over the receivables granted by SIG Combibloc GmbH in favor of Wilmington Trust (London) Limited.

Receivables pledge agreement over the receivables granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

COSTA RICA	Pledge of Quotas Agreement, executed by Closure Systems International B.V. This document was executed on January 29, 2010, by Closure Systems International B.V. (as Pledgor) and also by Wilmington Trust (London) Limited (as Pledgee).	“Obligations”

GERMANY

Account pledge agreement dated March 4, 2010 over bank accounts located in Germany granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited, as amended by a confirmation and amendment agreement dated August 27, 2010.

Account pledge agreement dated January 14, 2011 over bank accounts located in Germany granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

Account pledge agreement dated June 7, 2011 over bank accounts located in Germany granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

Account pledge agreement dated October 14, 2011 over bank accounts located in Germany granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

“Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Account pledge agreement dated March 4, 2010 over bank accounts located in Germany granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited, as amended by a confirmation and amendment agreement dated August 27, 2010.

Account pledge agreement dated January 14, 2011 over bank accounts located in Germany granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

Account pledge agreement dated June 7, 2011 over bank accounts located in Germany granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

Account pledge agreement dated October 14, 2011 over bank accounts located in Germany granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

Account Pledge Agreement dated February 3, 2010 entered into between SIG Asset Holdings Limited as pledgor, Wilmington Trust (London) Limited as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated 4 May 2010.

Account Pledge Agreement dated November 16, 2010 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

Account Pledge Agreement dated February 1, 2011 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

Account Pledge Agreement dated February 9, 2011 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
Account Pledge Agreement dated September 8, 2011 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

GUERNSEY

Security Interest Agreement over Securities relating to SIG Asset Holdings Limited dated January 29, 2010 between SIG Combibloc Group AG and Wilmington Trust (London) Limited as Collateral Agent.

Security Interest Agreement over Third Party Bank Account of SIG Asset Holdings Limited dated January 29, 2010 between SIG Asset Holdings Limited and Wilmington Trust (London) Limited as Collateral Agent.

“Obligations”

HONG KONG

Security over Shares Agreement dated February 25, 2010 entered into by Closure Systems International B.V. over its shares in Closure Systems International (Hong Kong) Limited.

Security over Shares Agreement dated February 25, 2010 entered into by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) over its shares in SIG Combibloc Limited.

Debenture granted by Closure Systems International (Hong Kong) Limited dated February 25, 2010.

Debenture granted by SIG Combibloc Limited dated February 25, 2010.

Security over Shares Agreement dated June 1, 2012 entered into by Graham Packaging Company, L.P. over 65% of its shares in Graham Packaging Asia Limited.

“Secured Liabilities”

HUNGARY	Quota Charge Agreement dated January 29, 2010 over quotas in CSI Hungary Kft. granted by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited.	“Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Agreement Constituting Floating Charge dated January 29, 2010 granted by CSI Hungary Kft. in favour of Wilmington Trust (London) Limited.

Agreement Constituting Framework Fixed Charge Over Moveable Assets dated January 29, 2010 granted by CSI Hungary Kft. in favour of Wilmington Trust (London) Limited.

Charge and Security Deposit Over Bank Accounts Agreement dated January 29, 2010 granted by CSI Hungary Kft. in favour of Wilmington Trust (London) Limited.

Account pledge agreement dated March 4, 2010 over bank accounts located in Hungary granted by SIG Combibloc GmbH & Co. KG in favor of Wilmington Trust (London) Limited.

NEW ZEALAND

General Security Deed dated May 28, 2010 between Whakatane Mill Limited and Wilmington Trust (London) Limited.

Specific Security Deed dated May 28, 2010 in respect of shares in Whakatane Mill Limited, between SIG Combibloc Holding GmbH and Wilmington Trust (London) Limited.

Real property mortgages given by Whakatane Mill Limited in respect of the following certificates of title: SA685/3; SA658/133; SA657/97; SA1743/3; SA942/52; SA5B/958; 305221 (South Auckland Registry); 577451 (South Auckland Registry); SA1006/36; SA1443/56 and SA802/138.

Charge over account dated September 8, 2011 between Whakatane Mill Limited and Wilmington Trust (London) Limited.

“Secured Liabilities”

THAILAND	Share Pledge Agreement in respect of shares in SIG Combibloc Ltd granted by SIG Combibloc Holding GmbH dated January 29, 2010 between SIG Combibloc Holding GmbH as pledgor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein) and the Pledge Supplement dated July 6, 2011.	“Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Conditional assignment of bank accounts agreement dated January 29, 2010 between SIG Combibloc Ltd. as assignor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein).

Conditional assignment of receivables agreement dated January 29, 2010 (including all supplemental conditional assignment of receivables agreements) between SIG Combibloc Ltd. as assignor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein).

UNITED KINGDOM	Security Over Cash Agreement granted by CSI Hungary Kft., dated January 29, 2010, in favour of Wilmington Trust (London) Limited as the collateral agent.	“Secured Liabilities”

SCHEDULE C

TO THE REAFFIRMATION AGREEMENT

Grantors Reaffirming Guarantees Only

Australia:

Whakatane Mill Australia Pty Limited (ACN 143 793 659)

Costa Rica:

CSI Closure Systems Manufacturing de Centro America Sociedad de Responsabilidad Limitada

Japan:

Closure Systems International Japan, Limited

Closure Systems International Holdings (Japan) KK

SCHEDULE D

TO THE REAFFIRMATION AGREEMENT

Excluded Grantors

JURISDICTION	ENTITY
LUXEMBOURG	Beverage Packaging Holdings (Luxembourg) I S.A. Beverage Packaging Holdings (Luxembourg) II S.A. Reynolds Group Issuer (Luxembourg) S.A.

NEW ZEALAND	Reynolds Group Holdings Limited

UNITED STATES

Bakers Choice Products, Inc.

BCP/Graham Holdings L.L.C.

Blue Ridge Holding Corp.

Blue Ridge Paper Products Inc.

BRPP, LLC

Closure Systems International Americas, Inc.

Closure Systems International Packaging Machinery, Inc.

Closure Systems International, Inc.

CSI Sales & Technical Services Inc.

Evergreen Packaging Inc.

Evergreen Packaging International (US) Inc.

Evergreen Packaging USA Inc.

GPACSUB LLC

GPC Capital Corp. I

GPC Capital Corp. II

GPC Holdings LLC

GPC Opco GP LLC

GPC Sub GP LLC

Graham Packaging Company Inc.

Graham Packaging GP Acquisition LLC

Graham Packaging Holdings Company

Graham Packaging LC, L.P.

Graham Packaging LP Acquisition LLC

Graham Packaging Minster LLC

Graham Packaging PET Technologies Inc.

Graham Packaging Plastic Products Inc.

Graham Packaging PX Company

Graham Packaging PX Holding Corporation

Graham Packaging PX, LLC

Graham Packaging Regioplast STS Inc.

Graham Packaging West Jordan, LLC

Graham Recycling Company, L.P.

Pactiv Germany Holdings, Inc.

Pactiv Management Company LLC

PCA West Inc.

PWP Industries, Inc.

Renpac Holdings Inc.

Reynolds Consumer Products Holdings LLC

Reynolds Consumer Products Inc.

Reynolds Flexible Packaging Inc.

JURISDICTION	ENTITY

Reynolds Food Packaging LLC

Reynolds Group Holdings Inc.

Reynolds Group Issuer Inc.

Reynolds Group Issuer LLC

Reynolds Manufacturing Inc.

Reynolds Packaging Holdings LLC

Reynolds Packaging Kama Inc.

Reynolds Packaging LLC

Reynolds Presto Products Inc.

Reynolds Services Inc.

SIG Combibloc Inc.

SIG Holding USA, LLC

Southern Plastics Inc.

Ultra Pac, Inc.